UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

Postal Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38903	83-2586114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Columbia Avenue

Cedarhurst, NY 11516

(Address of Principal Executive Offices, and Zip Code)

(516) 295-7820

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 14, 2020, Postal Realty Trust, Inc. (the “Company”) and Postal Realty LP, (the “Operating Partnership”) entered into separate open market sale agreements (each, a “Sale Agreement” and collectively, the “Sale Agreements”) with each of Jefferies LLC, Stifel, Nicolaus & Company, Incorporated, BMO Capital Markets Corp., Janney Montgomery Scott LLC and D.A. Davidson & Co. (each a “Sales Agent” and collectively, the “Sales Agents”). In accordance with the terms of the Sale Agreements, the Company may, through the Sales Agents, offer and sell from time to time shares of the Company’s Class A common stock, par value $0.01 per share (the “Shares”), having an aggregate sales price of up to $50,000,000. The Sales Agents may act as agents on the Company’s behalf or purchase Shares as principal. Sales of Shares pursuant to the Sale Agreements, if any, may be made in privately negotiated transactions and/or sales deemed to be an “at the market” offering as defined in Rule 415 of Securities Act of 1933, as amended (the “Securities Act”), including, without limitation, sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Sale Agreements contain customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

Each Sales Agent will receive a commission of up to 2.0% of the gross sales price per share sold through it as our agent under the applicable Sale Agreement.

The offering of Shares pursuant to the Sale Agreements will terminate upon the earlier of (i) the sale of an aggregate of $50,000,000 of the Shares pursuant to the Sale Agreements and (ii) the termination of the Sale Agreements as permitted therein. The Company and the applicable Sales Agents may each terminate each Sale Agreement at any time upon ten days’ prior notice.

The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-251079). The Company filed a prospectus supplement, dated December 14, 2020, to the prospectus, dated December 11, 2020, with the Securities and Exchange Commission (the “SEC”) in connection with the offer and sale of the Shares.

The foregoing summary of the terms of the Sale Agreements is only a brief description of certain terms therein and does not purport to be a complete description of the rights and obligations of the parties thereunder. A form of the Sale Agreement, a form of which was signed by each Sales Agent, is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 1.01. In connection with the registration of the Shares under the Securities Act, the legal opinion of Venable LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
1.1	Form of Open Market Sale Agreement.
5.1	Opinion of Venable LLP as to the validity of the Shares.
23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTAL REALTY TRUST, INC.

Date: December 14, 2020	By:	/s/ Jeremy Garber
	Name:	Jeremy Garber
	Title:	President, Treasurer and Secretary

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